SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): October 10, 2002


                         DILLARD ASSET FUNDING COMPANY
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                   333-67855
                           (Commission File Number)

                                  88-0352714
                       (IRS Employer Identification No.)

                      c/o Chase Manhattan Bank USA, N.A.
                          500 Stanton Christiana Rd.
                                OPS4/3rd Floor
                            Newark, Delaware 19713
              (Address of Principal Executive Offices) (Zip Code)

                                (302) 575-5000
             (Registrants' Telephone Number, Including Area Code)

Item 5.  Other Events.

          On October 3, 2002, the registrant, as transferor, along with Dillard National Bank, as servicer, and JPMorgan Chase Bank, as trustee, executed the First Amendment, dated as of April 1, 2001 to the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000. The First Amendment is attached hereto as Exhibit 4.1.


          On September 16, 2002 Dillard National Bank as servicer, distributed monthly payments to the holders of the Series 2000-1 certificates. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this current report on Form 8-K.





Item 7.  Exhibits.

4.1 First Amendment, dated as of April 1, 2001 to the Amended and Restated Pooling and Servicing Agreement, dated as of June 28,
          2000, among Dillard Asset Funding Company,
          Dillard National Bank and JPMorgan Chase Bank.

20.1      Monthly Report with respect to the
          distribution dated September 16, 2002.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                 DILLARD ASSET FUNDING COMPANY

                                 By: Administrator

                                 By: /s/ John Hawkins
                                    ______________________________________
                                    Name: John Hawkins
                                    Title:Administrator

Dated:  October 10, 2002

                                EXHIBIT INDEX

Exhibit
Number            Title
-------           -----

4.1 First Amendment, dated as of April 1, 2001, to the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, among Dillard Asset Funding Company, Dillard National Bank and JPMorgan Chase Bank.

20.1              Monthly Report with respect to the distribution dated
                  September 16, 2002.